FIRST AMENDMENT OF PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT OF PURCHASE AND SALE AGREEMENT (the “First Amendment”) is made and entered into as of the 19th day of September, 2022 (the “Effective Date”), by and between AEI INCOME & GROWTH FUND 24, LLC, a Delaware limited liability company ("Seller"), and THE KISSLING INTERESTS, LLC, a New York limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of August 29, 2022, between Seller and Purchaser (the “Agreement”), Seller agreed to sell and Purchaser agreed to buy that certain property identified as and having an address at 398 Jonesboro Road, McDonough, GA, as is more specifically set forth in the Agreement (the “Property”); and

WHEREAS, Seller and Purchaser desire to amend and confirm certain terms, conditions, and provisions of the Agreement as more fully set forth below.

NOW, THEREFORE, for the sum of Ten and 00/100 Dollars ($10.00), the mutual promises and covenants contained in this First Amendment, and other good and valuable consideration, as to all of which the receipt and sufficiency of which is hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

1.
Incorporation of Recitals and Whereas Clauses.  The introductory and Whereas clauses set forth above are hereby incorporated into this First Amendment as if more specifically set forth below.

2.
Definitions.  All capitalized terms used in this First Amendment shall have the same meaning given to them in the Agreement unless a contrary definition is specifically set forth in this First Amendment.

3.
Amendments to and Confirmations of the Agreement:

(a)
Review Period Extension. The Review Period is hereby extended until September 23, 2022.

(b)
Lease Term.  Seller hereby represents that the term of the Lease is currently due to expire on September 30, 2027 (the “Current Lease Expiration Date”).  The Tenant Estoppel Certificate shall confirm the Current Lease Expiration Date.

4.
Headings.  Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this First Amendment.

5.
Binding Effect.  This First Amendment shall be binding upon and shall inure to the benefit of Seller and Purchaser hereto and their respective successors and assigns.

6.
Counterparts.  To facilitate execution, this First Amendment may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Additionally, the parties hereto hereby covenant and agree that, for purposes of facilitating the execution of this First Amendment, (a) the signature pages taken from separate individually executed counterparts of this First Amendment may be combined to form multiple fully executed counterparts and (b) a facsimile, PDF or other electronic signature shall be deemed to be an original signature. All executed counterparts of this First Amendment shall be deemed to be originals, but all such counterparts taken together shall constitute one and the same First Amendment.

7.
Interpretation.  Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and the neuter, and vice versa.

8.
Severability.  In case of any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

9.
Full Force and Effect. Except as set forth hereinabove, the Agreement shall remain in full force and effect.

10.
Authority. Each person signing this First Amendment on behalf of a party warrants that he or she is duly authorized by all necessary and appropriate action to execute this First Amendment.

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IN WITNESS WHEREOF, the undersigned have executed multiple counterparts of this First Amendment as of the Effective Date.

SELLER: AEI INCOME & GROWTH FUND 24, LLC By: AEI Fund Management XXI, Inc., Its Managing Member By:_/s/ Marni Nygard Marni Nygard President	PURCHASER: THE KISSLING INTERESTS, LLC By:_/s/ Anthony M Kissling Anthony M. Kissling Sole Manager